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                                                                Exhibit 23(a) to
                                                          Registration Statement
                                                                     on Form S-8


                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated December 23, 1996, which appears on page 22 of EIP Microwave, Inc.'s Annual Report on Form 10-KSB for the year ended September 30, 1996.


/s/ PRICE WATERHOUSE LLP
-------------------------

PRICE WATERHOUSE LLP
San Jose, California
March 20, 1997